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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     April 15, 2004
                                                 ------------------


                             FORMULA FOOTWEAR, INC.
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               (Exact Name of Registrant as Specified in Charter)


              Utah                     002-98748-D             33-0317292
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  (State or Other Jurisdiction         (Commission             (IRS Employer
       of Incorporation)                File Number)         Identification No.)


        4685 South Highland Drive, #202, Salt Lake City, Utah           84117
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                Address of Principal Executive Offices                (Zip Code)


Registrant's telephone number, including area code            (801) 278-9424
                                                   -----------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         (a) Effective as of April 15, 2004 (the "Effective Time"), VSUS Technologies Incorporated ("VSUS") became a wholly-owned subsidiary of ours, when it merged with Formula Acquisition Corp. ("Acquisition Corp."), our wholly-owned subsidiary, which was organized for that purpose (the "Merger"), pursuant to an Agreement and Plan of Reorganization ("Reorganization Agreement"), dated February 24, 2004.

         Pursuant to the Reorganization Agreement, at the Effective Time of the Merger, (i) the separate corporate existence of Acquisition Corp. ceased, and VSUS continued as the surviving corporation, (ii) each of the 11,836,012 shares of VSUS's issued and outstanding common stock were converted into and exchanged for an equal number of our shares of common stock, (iii) each of the 5,021,000 options to acquire shares of VSUS's common stock were converted into options to purchase an equal number of shares of our common stock, and (iv) our officers and directors resigned and VSUS's officers and directors became officers and directors of ours.

         The source of the consideration used by VSUS's stockholders to acquire their respective interests in our company at the time of the Merger was the exchange of shares of VSUS's common stock.

         By virtue of (i) the percentage of our issued and outstanding shares of common stock acquired at the Effective Time by VSUS's stockholders, and (ii) the subsequent resolutions of our board of directors that provided for (a) the election of certain of VSUS's directors to our board of directors; (b) the appointment of certain of VSUS's officers as officers of ours; and (c) the resignations of the our directors and executive officers, the Merger is deemed to have involved a "change of control" of our company.

         The primary basis of the "control" by VSUS's stockholders is by (i) stock ownership of shares of our common stock, and (ii) positions as officers and directors of ours.

         At the time of the Merger, after giving effect to the cancellation of 1,768,765 shares of our common stock held by Jenson Services, Inc. ("Jenson"), and excluding the securities to be exchanged for VSUS's common stock, our issued and outstanding common stock amounted to 57,884 shares, or less than one (1%) percent of our post-Merger outstanding common stock. Pursuant to the Reorganization Agreement, 11,836,012 shares of our common stock were issued to the stockholders of VSUS, pro rata, in exchange for all of their outstanding shares of common stock on the basis of one share for each share of VSUS's common stock owned, representing over ninety-nine (99%) percent of our post-Merger outstanding common stock.

         Accordingly, we had 11,893,896 shares of common stock issued and outstanding after the Merger.

         Concurrently with the execution of the Reorganization Agreement:

                  1. Certain principal stockholders, directors and executive officer of ours (the "Stockholders") were required to execute and deliver a Lock-Up/Leak-Out Agreement (the "Lock-Up Agreement"), pursuant to which each Stockholder agreed that, for the twelve (12) month period commencing at the Effective Time, such Stockholder would not sell greater than 1/12th of the shares of our common stock which it holds in any given month. This provision is cumulative, meaning that if no common stock is sold during one month while common stock is qualified to be sold, then up to 2/12ths of such Stockholder's shares of common stock may be sold in the next successive month, and so forth. In addition, all sales are required to be made in "broker's transactions" as that term is defined in Rule 144 of the Securities Act of 1933, as amended.
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                  2. As consideration for the cancellation of 1,768,785 shares of our common stock owned by Jenson, and the indemnification rights provided to VSUS by Jenson under the Reorganization Agreement, we issued to Jenson: (i) a cash payment of $100,000, (ii) a promissory note in the principal amount of $100,000, and (iii) an option to purchase 500,000 shares of common stock of ours, at an exercise price of $0.001 per share (the "Jenson Option"), which may be exercised in whole or in part, at any time, and from time to time, until the one-year anniversary of the Effective Time. Pursuant to the terms of the Jenson Option, Jenson has piggyback registration rights with respect to the shares of common stock underlying the Jenson Option. The shares underlying the Jenson Option are subject to the Lock-Up Agreement described above.

                  3. We entered into a Security Agreement and Guaranty, with certain noteholders of VSUS (the "Lenders"), pursuant to which we assumed VSUS's obligation to repay the aggregate principal amount of $1,400,000, plus interest at a rate of 12% per annum, to the Lenders, pursuant to certain loan documents between VSUS and the Lenders, dated November 10, 2003 (the "Loan Documents"). The Loan Documents contain a clause, which provides that, under certain circumstances, the Lenders will convert the principal balance due thereunder into shares of convertible preferred stock of ours.

         A copy of the Reorganization Agreement is annexed to this Current Report on Form 8-K ("Current Report") as an Exhibit, which, by this reference, is incorporated herein. The foregoing summary is modified in its entirety by such reference.

         (b) (i) To the knowledge of management, and based upon a review of the stock ledger maintained by our transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five (5%) percent of our common stock prior to the Effective Time of the Merger, as well as the share holdings of the then members of management:


          -------------------------------------------------------------
                    Name And            Amount And
                   Address Of            Nature Of
                   Beneficial           Beneficial        Percent Of
                    Owner(1)             Ownership         Class(2)
                    --------             ---------         --------

          -------------------------------------------------------------
          Jenson Services, Inc.       1,768,785(3)           96.8%

          -------------------------------------------------------------
          Stephen R. Fry (4)                  0               *
          President and Director

          -------------------------------------------------------------
          Harold Jenson (4)                   0               *
          Vice President and
          Director

          -------------------------------------------------------------
          Jason Jenson (4)                    0               *
          Secretary and Director

          -------------------------------------------------------------
          All Executive Officers              0               *
          and Directors as a
          Group (3 person)

          -------------------------------------------------------------

--------------------
*   Represents less than 1% of our outstanding common stock.

(1) Unless otherwise indicated, the address of all persons is c/o Formula Footwear, Inc., 4685 South Highland Drive, Suite 202, Salt lake City, Utah 84117.
(2) Percentage of beneficial ownership is based upon the 1,826,669 shares of our common stock outstanding prior to the Effective Time, plus, where applicable, the number of shares that the indicated person or group had a right to acquire within 60 days of that date.
(3) These shares were cancelled at the Effective Time.

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(4) As of the Effective Time, resigned as an officer and director of ours.

             (ii) To the knowledge of management, and based upon a review of the stock ledger maintained by our transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five (5%) percent of our common stock following the Effective Time of the Merger, as well as the share holdings of the current members of management:

                --------------------------------------------------------------
                     Name And              Amount And
                    Address Of              Nature Of
                    Beneficial             Beneficial           Percent Of
                     Owner(1)               Ownership            Class(2)

                --------------------------------------------------------------
                Amiram Ofir                 5,565,500(3)            44.8%
                Chief Executive Officer
                and Director

                --------------------------------------------------------------
                Hannah Ofir                 5,038,000(4)            42.4
                Secretary

                --------------------------------------------------------------
                Ofir Holdings               4,389,000(5)            36.9

                --------------------------------------------------------------
                Tadayuki Harada             1,471,500(6)            12.3

                --------------------------------------------------------------
                Tetraktys Inc.              1,364,000               11.5

                --------------------------------------------------------------
                Ian Buller                    700,250(7)             5.7

                --------------------------------------------------------------
                Matis Cohen                   269,500(8)             2.2
                President and Director

                --------------------------------------------------------------
                Omri Mann                     110,000                 *
                Director

                --------------------------------------------------------------
                Danny Rothschild                    0                 *
                Director

                --------------------------------------------------------------
                All Executive Officers      5,945,000(9)            46.8%
                and Directors as a
                Group (5 persons)
                --------------------------------------------------------------

--------------------
*   Represents less than 1% of our outstanding common stock.

(1) Unless otherwise indicated, the address of all persons is c/o VSUS Technologies Incorporated, P.O. Box 39001, Jerusalem 91390, Israel.
(2) Percentage of beneficial ownership is based upon the 11,893,896 shares of our common stock outstanding following the Effective Time, plus, where applicable, the number of shares that the indicated person or group had a right to acquire within 60 days of that date.
(3) Consists of: (i) 4,389,000 shares of common stock held in the name of Ofir Holdings Limited, a company in which Mr. Ofir shares ownership, (ii) 649,000 shares of common stock jointly owned by Mr. Ofir and his wife, our Secretary, (iii) options to purchase 437,500 shares of common stock, at an exercise price of $.01 per share, granted to Mr. Ofir on January 1, 2003, and (iv) options to purchase 90,000 shares of common stock, at an exercise price of $.001 per share, granted to Mr. Ofir on February 1, 2004.
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(4) Consists of: (i) 4,389,000 shares of common stock held in the name of Ofir
    Holdings Limited, a company in which Mrs. Ofir shares ownership, and (ii) 649,000 shares of common stock jointly owned by Mrs. Ofir and her husband, our Chief Executive Officer and a director of ours.
(5) Ofir Holdings Limited is a company jointly owned by Amiram Ofir, our Chief Executive Officer and director of ours, and Hannah Ofir, our Secretary.
(6) Consists of: (i) 1,364,000 shares of common stock held in the name of Tetraktys, Inc., a company owned by Mr. Harada, and (ii) options to purchase 107,500 shares of common stock, at an exercise price of $.01 per share, granted to Mr. Harada on January 1, 2003.
(7) Includes options to purchase 51,250 shares of common stock, at an exercise price of $.01 per share, granted to Mr. Buller on January 1, 2003.
(8) Consists of: (i) options to purchase 227,500 shares of common stock, at and exercise price of $.01 per share, granted to Mr. Cohen on January 1, 2003, and (iv) options to purchase 42,000 shares of common stock, at an exercise price of $.001 per share, granted to Mr. Cohen on February 1, 2004.
(9) Includes: (i) options to purchase 665,000 shares of common stock, at an exercise price of $.01 per share, granted on January 1, 2003, and (ii) options to purchase 132,000 share of common stock, at an exercise price of $.001 per share, granted on February 1, 2004.


ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

         (a) As described in Item 1 above, at the Effective Time, VSUS became a wholly-owned subsidiary of ours, when Acquisition Corp., our wholly-owned subsidiary, merged with and into it, pursuant to the Reorganization Agreement.

         The consideration exchanged pursuant to the Reorganization Agreement (the "Merger Consideration") was negotiated at "arms' length." Our board of directors used the following criteria to determine the Merger Consideration: (i) the relative value of our assets compared to those of VSUS; (ii) VSUS's past and present business operations; (iii) the future potential of VSUS's business operations; (iv) the past performance of VSUS's management; (v) the potential benefit of the Merger to our company and its stockholders. Under these circumstances, our board of directors determined that the Merger Consideration was reasonable.

         None of our directors, executive officers, or five (5%) stockholders had any direct or indirect interest in VSUS prior to the completion of the Merger. Similarly, no director, executive officer, or five (5%) percent stockholder of VSUS had any direct or indirect interest in our company prior to the Effective Time.

         (b) We are a successor to, and intend to continue the business operations of VSUS.


ITEM 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS

         At the Effective Time, each of the directors on our board of directors resigned and the directors of VSUS were designated to serve on our board of directors, until such time as their successors are elected and qualified, or their sooner resignation or termination. As of the Effective Time, our directors are: (i) Mr. Amiram Ofir, our Chief Executive Officer, (ii) Mr. Matis Cohen, our President, (iii) Mr. Omri Mann, and (iv) Gen. Daniel Rothschild.

         A copy of the notice of resignation of Stephen R. Fry, Harold Jenson and Jason Jenson as directors of ours ("Notice of Resignation"), is annexed to this Current Report as an Exhibit.


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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statement of Businesses Acquired.

                  These financial statements will be provided as soon as they are available, but within 60 days from the date of this Current Report.

         (b)      Pro Forma Financial Information.

                  These pro forma financial statements will be provided as soon as they are available, but within 60 days from the date of this Current Report.

         (c)      Exhibits

         Exhibits
         --------

             10.1     Agreement and Plan of Reorganization

             17.1     Notice of Resignation

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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereto duly authorized.


                                                FORMULA FOOTWEAR, INC.



Date:   April 30, 2004                          By:  /s/ Amiram Ofir
      ------------------------------               -----------------------------
                                                         Amiram Ofir
                                                         Chief Executive Officer